UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2017
MYLAN N.V.
(Exact Name of Registrant as Specified in Charter)

The Netherlands	333-199861	98-1189497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Building 4, Trident Place Mosquito Way, Hatfield, Hertfordshire	AL10 9UL
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: +44 (0) 1707-853-000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company                                     [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 2.02 Results of Operations and Financial Condition.
On August 9, 2017, Mylan N.V. (“Mylan” or the “Company”) issued a press release reporting the Company's financial results for the period ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
As previously disclosed, Mylan expanded its reporting segments effective October 1, 2016 so that it now has three reportable segments on a geographic basis: North America, Europe and Rest of World. In order to aid in comparability to historical financial data, the Company has recast selected 2016 quarterly unaudited financial information to conform to this revised segment reporting and furnished the information in Exhibit 99.2 of this Current Report on Form 8-K. This recast financial information does not represent a restatement of previously issued financial statements.
The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
As previously announced, Mylan will host a conference call and live webcast today at 10 a.m. ET to review its financial results for the period ended June 30, 2017.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release announcing the Company’s financial results for the second quarter of 2017, dated August 9, 2017.
99.2	Recast of selected 2016 quarterly unaudited financial information.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date:	August 9, 2017	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing the Company’s financial results for the second quarter of 2017, dated August 9, 2017.
99.2	Recast of selected 2016 quarterly unaudited financial information.